Filed Pursuant to Rule 497(e)
Registration No. 033-06790

THE WESTWOOD FUNDS

Westwood Mighty Mites Fund (the “Fund”)

Supplement dated April 23, 2007

to the Class AAA prospectus (the “Prospectus”) dated January 30, 2007

The following supplements the information contained in the Prospectus:

“The Fund’s Class AAA shares are now available for investment from existing and new investors through intermediaries. The Fund no longer restricts subscriptions through intermediaries to existing and new shareholders.”

THE WESTWOOD FUNDS

Westwood Mighty Mites Fund (the “Fund”)

Supplement dated April 23, 2007

to the Class A, Class B, Class C, and Class I prospectus (the “Prospectus”) dated January 30, 2007

The following supplements the information contained in the Prospectus:

“The Fund’s Class A and Class C shares are now available for investment from existing and new investors through intermediaries. The Fund no longer restricts subscriptions through intermediaries to existing and new shareholders.”